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                                                                    EXHIBIT 99.1


                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (this "Agreement") dated as of June 16, 2000 is made between Celerity Systems, Inc., a Delaware corporation, with an office at 122 Perimeter Park Drive, Knoxville, Tennessee 37932 (the "Company"), and the Kidston Family Corporation, LLC (the "Subscriber"). The Subscriber is subscribing for 1,500,000 shares (the "Shares") of the Company's common stock, $.001 par value per share (the "Common Stock"), at a purchase price (the "Purchase Price") of $1,020,000 or $0.68 per share.

         WHEREAS, the Subscriber desires to subscribe for the Shares and the Company desires to accept such subscription;

         NOW, THEREFORE, in consideration of the premises and the agreements, representations and warranties of the parties contained herein, the parties hereby agree as follows:

1. AGREEMENT TO SUBSCRIBE. The Subscriber hereby irrevocably subscribes for and agrees to purchase the Shares at the Purchase Price. The Subscriber is enclosing with this Agreement a check (or checks) payable to the order of the Company in the full amount of the Purchase Price.

2. ACCEPTANCE OF SUBSCRIPTION. Deposit and collection of any check tendered herewith shall not be deemed an acceptance of the Subscriber's subscription. The sole evidence of such acceptance shall be the delivery to the Subscriber of a copy of this Agreement duly executed by an executive officer of the Company. The Subscriber acknowledges that until such execution and delivery, this subscription shall not have been accepted, and no sale of the Shares to the Subscriber shall have occurred. Promptly following the date of the acceptance of this Subscription (the "Closing Date"), the Company will mail to the Subscriber an appropriately signed stock certificate representing the Shares, registered in Subscriber's name and bearing the restrictive legend provided for in Section 6(c).

3. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber represents, warrants and agrees with the Company as follows:

         a. In evaluating the suitability of an investment in the Company, the Subscriber has only relied upon information provided to the Subscriber by the Company specifically in connection with this Agreement and the Confidential Private Placement Memorandum dated May 31, 2000, together with any supplements or amendments thereto (the "Memorandum"). In addition, the Subscriber has carefully read the Memorandum (including, without limitation, all Appendices thereto) and is familiar with and understands the terms of the offering. With respect to individual or other tax and other economic considerations involved in this investment, the Subscriber is not relying on the Company (or any agent of the Company) or any other person. The Subscriber has carefully considered and has, to the extent the Subscriber believes such discussion necessary, discussed with the Subscriber's professional legal, tax, accounting and financial advisers the suitability of an investment in the Shares for the Subscriber's particular tax and financial situation and has determined that the Shares being subscribed for by the Subscriber are a suitable investment for the Subscriber.

         b. The Subscriber acknowledges that all documents pertaining to this investment have been made available for inspection by the Subscriber, the Subscriber's attorney, accountant or adviser(s). The Subscriber and/or the Subscriber's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the investment in the Shares, including, without limitation, the risks inherent in such an investment, and all such questions have been answered to the full satisfaction of the Subscriber.

         c. The Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         d. By reason of the business or financial experience, including experience in investing in non-listed and non-registered securities, of the Subscriber or the Subscriber's professional advisors, who are unaffiliated with and who are not compensated by the Company or any affiliate of any of them, directly or indirectly, the Subscriber and/or such professional advisors are sophisticated investors and have the capacity to protect the Subscriber's interests in connection with the investment in the Shares.

         e. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment. The Subscriber acknowledges that there is no public market for the Shares, and there can be no assurance that any such market will ever develop.

         f. The Subscriber or the Subscriber's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the Subscriber to utilize the information made available to the Subscriber in connection with the investment in the Shares to evaluate the merits and risks of an investment in the Shares, and to make an informed investment decision with respect thereto.

         g. None of the Shares has been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state. The Subscriber represents that the Subscriber is purchasing the Shares for the Subscriber's own account, for investment and not with a view to resale or distribution. The Subscriber has not offered or sold the Shares or any portion thereof nor does the Subscriber have any present intention of dividing such Shares with others or of selling, distributing or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. The Subscriber


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understands that it is the position of the Securities and Exchange Commission
(the "Commission") that the statutory basis for an exemption under the Securities Act would not be present in connection with the issuance of the Shares if the Subscriber's present intention were to purchase the Shares with an intent to resell or to hold such securities for a short period, for a deferred sale, for a market rise, or for any other fixed period. The Subscriber is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; and, the Company has no obligation to register the Shares subscribed for hereunder or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Shares.

         h. The Subscriber recognizes that investment in the Shares involves substantial risks, including loss of the entire amount of such investment.

         i. The Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act ("Regulation D") and, if the Subscriber is an individual, the Subscriber (i) has an individual net worth (or joint net worth with his spouse) in excess of $1,000,000; (ii) has had an individual income in excess of $200,000 in each of 1998 and 1999 and reasonably expects an individual income in excess of $200,000 for 2000 or (iii) has had a joint income with his spouse in excess of $300,000 in each of 1998 and 1999 and reasonably expects a joint income with his spouse in excess of $300,000 for 2000, unless the following box is checked to indicate non-accredited investor status. / /

         j. If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (A) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares; and (B) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation, trust or estate has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501 of Regulation D and has submitted information substantiating such individual qualification. This Agreement constitutes a valid and binding obligation of the Subscriber, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors rights generally and to general principles of equity.

         k. If the Subscriber is a retirement plan or is investing on behalf of a retirement plan, the Subscriber acknowledges that investment in the Shares poses additional risks, including the inability to use losses generated by an investment in the Shares to offset taxable income.

         l. If the Subscriber is not a United States person (as defined by Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended, or any successor provision), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in


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connection with any invitation to subscribe for the Shares or any use of this
Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Subscriber's subscription and payment for and continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of any applicable non-United States jurisdiction.

         m. The Subscriber has not engaged any "finder," broker or other financial intermediary in connection with the purchase and sale of the Shares.

         n. The execution and delivery by the Subscriber of this Agreement, its consummation of the transaction contemplated hereby, and its compliance with the provisions hereof, will not (i) if the Subscriber is a corporation or other entity, violate or conflict with its Certificate of Incorporation or By-laws or other constituent or organizational documents, (ii) violate, conflict with, or give rise to any right of termination, cancellation, or acceleration under any agreement or instrument to which the Subscriber is a party, (iii) result in the imposition of any Encumbrance on any asset of the Subscriber, (iv) violate or conflict with any laws or regulations applicable to the Subscriber, or (v) require any consent or approval of, notice to, or filing with any entity or person, except for any notice or filing which will be made on a timely basis. For purposes of this Agreement, "Encumbrance" means any security interest, mortgage, lien, pledge or charge.

4. ACKNOWLEDGMENTS OF THE SUBSCRIBER. The Subscriber understands, acknowledges and agrees with the Company as follows:

         a. Except as set forth in Sections 1 and 2 above, the Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

         b. No federal or state agency has made any finding or determination as to the accuracy or adequacy of the information contained in the Business Plan or otherwise or as to the fairness of the terms of the purchase and sale of the Shares for investment nor any recommendation or endorsement of the investment in the Shares.

         c. The purchase and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) or 3(b) of the Securities Act, and, if applicable, in the sole judgment of the Company, the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein and in any other documents furnished by the Subscriber to the Company.


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         d. It is understood that in order not to jeopardize the exempt status under Section 4(2) or 3(b) of the Securities Act of the purchase and sale of the Shares and, if applicable, in the sole judgment of the Company, Regulation D thereunder, any transferee of the Shares (if such transfer is otherwise permitted hereunder) may be required to fulfill the investor suitability requirements thereunder.

         e. The representations, warranties and agreements of the Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Shares as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Shares.

         f. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable to such extent.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants and agrees with the Subscriber as follows:

         a. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has full corporate power and authority to execute this Agreement and to consummate the transactions herein described.

         b. The Shares, when issued in accordance with all of the provisions hereof, will be fully-paid and non-assessable.

         c. The Company has taken all corporate action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder, and its consummation of the transaction contemplated hereby. This Agreement has been executed and delivered by an officer of the Company in accordance with such authorization. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors rights generally and to general principles of equity.

         d. The execution and delivery by the Company of this Agreement, its consummation of the transaction contemplated hereby, and its compliance with the provisions hereof, will not, except to the extent that any of the matters described in clause (ii), (iii), (iv) or (v) would not have a material adverse effect upon the Company, (i) violate or conflict with its Certificate of Incorporation or By-laws, (ii) violate, conflict with, or give rise to any right of termination, cancellation, or acceleration under any agreement or instrument to which the Company is a party, (iii) result in the imposition of any Encumbrance on any asset of the Company, (iv) violate or conflict with any laws or regulations applicable to the Company, or (v) require any consent or approval of, notice to, or filing with any entity or person, except for any notice or filing which will be made on a timely basis.


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         e. Assuming the accuracy of representations and warranties of
Subscriber contained in this Agreement (which are based, in part, on the information supplied to Subscriber by the Company), the sale of the Shares contemplated hereby is exempt from registration under the Securities Act.

         f. The Company has not engaged any "finder," broker or other financial intermediary in connection with the purchase and sale of the Shares.

6. TRANSFERS OF SHARES.

         a. Neither the Subscriber nor any other person or entity shall, directly or indirectly, sell, transfer, assign, pledge, bequeath, hypothecate, mortgage, grant any proxy with respect to, or in any other way encumber or otherwise dispose of (collectively, "transfer") the whole or any part of his or its Shares or any interest therein, except as permitted under the Securities Act and applicable state securities laws, pursuant to registration thereunder or exemption therefrom. Unless the Shares are so registered, the Company shall have received a written opinion of counsel, which counsel and opinion are reasonably satisfactory to counsel for the Company, to the effect that such disposition is exempt from the registration requirements of the Securities Act and any other applicable securities laws, together with such other documentation, executed by the Subscriber and/or the transferee, as the Company may require. The undersigned hereby consents to the placement by the Company of stop transfer orders with respect to the Shares with any transfer agent, transfer clerk or other agent at any time acting for the Company.

         b. The Subscriber further agrees that each certificate representing any of the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

         "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or an exemption from registration under such act and such laws, which is available, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation."

7. REGISTRATION. The Company agrees to file a Registration Statement covering the resale of the Shares within ninety (90) days from the Closing Date. Furthermore, the Company shall apply commercially reasonable efforts to the aim of having the Registration Statement declared effective within one hundred ninety-five (195) days from the Closing Date. In the event that the Registration Statement is not declared effective within one hundred ninety-five (195) days, the Company will pay damages to the Subscriber in the amount of two percent (2%) of the Purchase Price of the Shares then outstanding, payable in cash or stock at the Company's option, each month until the Registration Statement is declared effective or the Shares may be sold by the Subscriber pursuant to Rule 144 promulgated under the Securities Act.


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8. USE OF PROCEEDS. The proceeds received by the Company from the sale of the
Shares shall be used to advance the corporate purposes of the Company and for other working capital purposes in accordance with Exhibit A.

9. CONFIDENTIALITY. The Subscriber acknowledges and agrees that all information disclosed and materials distributed in connection with the transactions contemplated by this Agreement or during any meeting of the Company's Board of Directors is confidential information and that it will not disclose or distribute to any person or use for its own account any such confidential information. The Subscriber agrees further with respect to all such confidential information, that (a) such confidential information shall remain the property of the Company, (b) unless otherwise authorized by the Company or required by law, the Subscriber shall use the confidential information solely in connection with the transactions contemplated hereby (a "Designated Purpose"), (c) the Subscriber shall not disclose such confidential information to anyone except (i) those of its officers, directors, agents, employees and advisors with a need to know in connection with the Designated Purpose, and shall notify each individual who is permitted access to the confidential information that such disclosure has been made in confidence, or (ii) as may be required by law or any legal process, and (d) the Subscriber shall not copy or reproduce any confidential information except to the extent necessary for its permitted use.

10. NOTICES. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered, delivered by recognized national courier service or sent by registered or certified mail, return receipt requested, addressed: (i) if to the Company, at the address set forth in the preamble hereto and to the attention of its President, with a copy to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, NY 10176, attention: Shalom Leaf or (ii) if to the Subscriber, at the address set forth on the signature page hereto, or at such other address as may have been specified by written notice given in accordance with this Section 11; provided that the Subscriber agrees that in no event shall the Company be required to furnish any notice hereunder to more than one person (together with a copy to one counsel) on behalf of Subscriber.

11. GOVERNING LAW; JURISDICTION. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and wholly to be performed in New York by and between residents of New York. The parties agree that any and all claims arising under this Agreement or relating thereto shall be heard and determined either in the United States District Court for the Southern District of New York or in the courts of the State of New York located in the City and County of New York. The parties agree to submit themselves to the personal jurisdiction of those courts and not to raise any objection to venue being had in those courts.

12. MISCELLANEOUS. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. This Agreement may not be assigned by


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the Subscriber, in whole or in part, without the prior written consent of the
Company. This Agreement shall be binding upon the Subscriber, the Subscriber's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, oral or written. This Agreement may be amended or modified only by a writing executed by both parties hereto, and no provision hereof may be waived, except in a writing executed by the waiving party. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


                                     * * * *


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         The Subscriber has read this Agreement carefully and fully understands its provisions.

         IN WITNESS WHEREOF, the Subscriber has executed this Agreement as of the 16th day of June, 2000.

Signature of individual Subscriber(s):
                                      -----------------------------------------

Signature of Corporation,
partnership, trust, or estate Subscriber:       Kidston Family Companies
                                         --------------------------------------
                                                    (Name of Entity)

                                         By: /s/ Edward A. Kidston
                                            -----------------------------------
                                            Name:  Edward A. Kidston
                                            Title: President

Tax Identification No. of Subscriber
                                    --------------------------------

         The terms of the foregoing, including the subscription described therein, are agreed to and accepted on this 20th day of June, 2000.

                                         CELERITY SYSTEMS, INC.

                                         By: /s/ Kenneth D. Van Meter
                                            -----------------------------------
                                            Kenneth D. Van Meter, President


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                                    EXHIBIT A

                                 USE OF PROCEEDS

         The following is an estimate of the use of proceeds. However, depending on business obtained and other factors, these amounts may vary significantly.

As of June 14, 2000

Engineering, operations and product development:            40%
Sales and marketing:                                        20%
Rent and other facilities costs:                            15%
Management, legal, accounting, etc.:                        25%


         The Company will not use more than 25% of the Purchase Price to pay any prior creditors, except as may be required by a court or other relevant authority. Furthermore, none of the amounts will be used to repay loans to insiders. The current intention of the Company is to use the funds to pay normal operating expenses of the Company, including hiring and retaining staff, so as to further, to the extent possible, the current and future business activities of the Company. In some cases, this will involve the payment of past due balances to some current and former vendors.

         Based on the current cash position of the Company, and without assuming revenue from operations, the Company anticipates that its existing capital resources, together with the proceeds received from the Subscriber, will enable it to maintain its operations for approximately nine months. However, the Company may obtain revenue or cash from other sources, thereby extending such period. The Subscriber understands that the statements contained in this Exhibit A constitute forward-looking statements and information and that such forward-looking statements and information (i) are based upon a variety of assumptions and estimates and (ii) are uncertain, in part because of the known and unknown risks, uncertainties and other factors inherent in the realization by the Company of its business plan.


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